UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2008
BIOHEART, INC.
(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

1-33718	65-0945967

(Commission File Number)	(IRS Employer Identification No.)
13794 NW 4th Street, Suite 212
Sunrise, Florida 33325
(Address of principal executive offices, including zip code)
(954) 835-1500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) On December 22, 2008, William H. Kline, our Chief Financial Officer and Principal Financial Officer, notified the Company of his intention to resign effective as of January 2, 2009. Mr. Kline has agreed to be available through January 9, 2009 to assist us in our executive transition process. Our Board of Directors plans to appoint an interim Chief Financial Officer while we seek to locate a permanent replacement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 29, 2008

BIOHEART, INC.
By:	/s/ Howard J. Leonhardt
Howard J. Leonhardt
Chief Executive Officer